EXHIBIT 6(i)

                      AMENDMENT TO DISTRIBUTION AGREEMENTS

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.


Name of Fund                                     Date of Agreement
------------                                     -----------------

The BlackRock Government Income Trust            August 30, 1991 and amended
(Class A)                                        and restated on April 12, 1995

Command Government Fund                          September 15, 1988 and
                                                 amended and restated on
                                                 April 12, 1995

Command Money Fund                               September 15, 1988 and
                                                 amended and restated on
                                                 April 12, 1995

Command Tax-Free Money Fund                      September 15, 1988 and
                                                 amended and restated on
                                                 April 12, 1995

Global Utility Fund, Inc.                        February 4, 1991 and
(Class A)                                        amended and restated on
                                                 July 1, 1993, August 1, 1994
                                                 and May 4, 1995

Nicholas-Applegate Fund, Inc.                    August 1, 1994 and amended
(Class A)                                        and restated on May 12, 1995

         Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                      January 22, 1990 and
  (Class A)                                     amended and restated on
                                                August 1, 1994 and
         Strategy Portfolio                     May 3, 1995
         Balanced Portfolio

Prudential California Municipal Fund            August 1, 1994 and amended
Class A)                                        and restated on May 5, 1995

         California Income Series
         California Series

Prudential California Municipal Fund            February 10, 1989 and
                                                amended and restated on
         California Money Market Series         July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.          January 3, 1995 and amended
(Class A)                                       and restated on June 13, 1995

Prudential Equity Fund, Inc.                    August 1, 1994 and amended
(Class A)                                       and restated on May 5, 1995

Prudential Equity Income Fund                   August 1, 1994 and amended
(Class A)                                       and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.             July 11, 1994 and amended
(Class A)                                       and restated on June 13, 1995

Prudential Global Fund, Inc.                    August 1, 1994 and amended
(Class A)                                       and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.            August 1, 1994 and amended
(Class A)                                       and restated on May 3, 1995

Prudential Global Natural Resources Fund, Inc.  August 1, 1994 and amended
(Class A)                                       and restated on May 3, 1995

Prudential Government Income Fund, Inc.         January 22, 1990 and
(Class A)                                       amended and restated on
                                                April 13, 1995

Prudential Government Securities Trust          November 20, 1990 and
Money Market Series                             amended and restated on
U.S. Treasury Money Market Series               July 1, 1993, May 2, 1995
                                                and August 1, 1995

Prudential Growth Opportunity Fund, Inc.        January 22, 1990 and
(Class A)                                       amended and restated on
                                                July 1, 1993, August 1, 1994
                                                and May 2, 1995

Prudential High Yield Fund, Inc.               January 22, 1990 and
(Class A)                                      amended and restated on
                                               July 1, 1993, August 1, 1994
                                               and May 2, 1995

Prudential Institutional Liquidity             November 20, 1987 and
  Portfolio, Inc.                              amended and restated on
 Prudential Institutional Money Market Series  July 1, 1993 and
                                               April 11, 1995

Prudential Intermediate Global                 August 1, 1994 and amended
 Income Fund, Inc.                             and restated on May 10, 1995
 (Class A)

Prudential MoneyMart Assets                    May 1, 1988 and amended
                                               and restated on July 1, 1993
                                               and May 10, 1995

Prudential Mortgage Income Fund, Inc.          August 1, 1994 and amended
(Class A)                                      and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.             August 1, 1994 and amended
(Class A)                                      and restated on May 3, 1995

Prudential Municipal Bond Fund                 August 1, 1994 and amended
(Class A)                                      and restated on May 3, 1995

         Insured Series
         High Yield Series
         Intermediate Series

Prudential Municipal Series Fund               August 1, 1994 and amended
(Class A)                                      and restated on May 5, 1995

         Florida Series
         Hawaii Income Series
         Maryland Series
         Massachusetts Series
         Michigan Series
         New Jersey Series
         New York Series
         North Carolina Series
         Ohio Series
         Pennsylvania Series
                                       3

Prudential Municipal Series Fund

  Connecticut Money Market Series              February 10, 1989 and
  Massachusetts Money Market Series            amended and restated on
  New Jersey Money Market Series               July 1, 1993 and May 5, 1995
  New York Money Market Series

Prudential National Municipals Fund, Inc.      January 22, 1990 and
(Class A)                                      amended and restated on
                                               July 1, 1993, August 1, 1994
                                               and May 2, 1995


Prudential Pacific Growth Fund, Inc.           August 1, 1994 and amended
(Class A)                                      and restated on June 5, 1995

Prudential Global Limited Maturity             August 1, 1994 and amended
 Fund, Inc.                                    and restated on June 5, 1995
(formerly Prudential Short-Term Global Income
  Fund Inc.)
  (Class A)

         Global Assets Portfolio
         Limited Maturity Portfolio

Prudential Special Money Market Fund           January 12, 1990 and
                                               amended and restated on
         Money Market Series                   April 12, 1995

Prudential Structured Maturity Fund, Inc.      August 1, 1994 and amended
(Class A)                                      and restated on June 14, 1995

         Income Portfolio

Prudential Tax-Free Money Fund, Inc.           May 2, 1988 and
                                               amended and restated on
                                               July 1, 1993, May 2, 1995 and
                                               August 1, 1995


Prudential U. S. Government Fund               August 1, 1994 and amended
(Class A)                                      and restated on June 5, 1995

Prudential Utility Fund, Inc.                  August 1, 1994 and amended
(Class A)                                      and restated on June 14, 1995

                            EACH OF THE FUNDS LISTED ABOVE


                                 By /s/ ROBERT F. GUNIA
                                    ------------------------
                                    Robert F. Gunia
                                    Vice President


                            PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


                                 By /s/ STEPHEN P. FISHER
                                    -------------------------
                                    Stephen P. Fisher
                                    Vice President


AGREED TO AND ACCEPTED BY:


   PRUDENTIAL SECURITIES INCORPORATED


   By /s/ BRENDAN BOYLE
      ------------------------
      Brendan Boyle
      Senior Vice President